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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 6, 2001

                             COR THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                0-19290                   94-3060271
(State of jurisdiction) (Commission File No.) (IRS Employer Identification No.)

                             256 East Grand Avenue
                     South San Francisco, California 94080
             (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (650) 244-6800


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Item 5.       Other Events

On June 6, 2001, COR Therapeutics, Inc., a Delaware corporation, announced that it has entered into an agreement for the sale of $250 million of convertible senior notes ($300 million if the over-allotment option is exercised in full) through a Rule 144A offering to qualified institutional buyers.

A copy of COR's press release announcing the private placement is attached hereto as Exhibit 99.1.

Item 7.       Exhibits

Exhibit 99.1  Press Release, dated June 6, 2001.


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            COR THERAPEUTICS, INC.

Dated:  June 6, 2001        By:   /s/ Patrick Broderick
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                                  Patrick Broderick
                                  Senior Vice President and General Counsel


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